                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [X] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  MALAN REALTY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                  BUSINESS PLAN

         --       CORPORATE STRATEGY FOLLOWED BY MANAGEMENT & BOARD
                  TO CONSISTENTLY:
         -        INCREASE REVENUES AND FUNDS FROM OPERATION
         -        CONSISTENTLY PAY ATTRACTIVE DIVIDEND TO SHAREHOLDERS
         -        STRENGTHEN FINANCIAL POSITION OF THE COMPANY
         -        ENHANCE SHAREHOLDER VALUE

         --       THE STRATEGY INCLUDES:
         -        REDEVELOPING AND EXPANDING EXISTING PROPERTIES
         -        RE-TENANTING TO DIVERSIFY TENANT MIX AND INCREASE RENTS
         -        SELECTIVELY ACQUIRING SHOPPING CENTERS WITH NATIONAL/REGIONAL
                  ANCHOR TENANTS
         -        REDEPLOYMENT OF ASSETS AND CAPITAL

                            STRATEGY ACCOMPLISHMENTS

         -        3 CONSECUTIVE YEARS OF RECORD REVENUES
         -        3 CONSECUTIVE YEARS OF RECORD FUNDS FROM OPERATIONS
                  -        1999 TOTAL FFO INCREASED 26% - PER BASIC SHARE
                           INCREASED 10%
                  -        1998 TOTAL FFO INCREASED 45% - PER BASIC SHARE
                           INCREASED 15%
         -        23 CONSECUTIVE DIVIDENDS AT ANNUALIZED RATE OF $1.70 PER SHARE
         - CUMULATIVE RETURN TO SHAREHOLDERS HAS EXCEEDED THE NAREIT EQUITY REIT TOTAL RETURN INDEX FOR THE LAST THREE
                  YEAR AND FIVE YEAR PERIOD.

         - STOCK HAS CONSISTENTLY TRADED AT ONE OF THE HIGHEST FFO MULTIPLES IN THE RETAIL REIT SECTOR AND THE INDUSTRY.

                            STRATEGY ACCOMPLISHMENTS
      [2 BAR CHART GRAPHS SHOWING YEARS HORIZONTAL, $ THOUSANDS VERTICAL]

                         1997                1998                1999
TOTAL FFO GRAPH           5,581               8,094               10.214








TOTAL REVENUES GRAPH     34,983              39,564               44,874

                          REAL ESTATE STRATEGY RESULTS

         --       RECENT REDEVELOPMENT PROJECTS
         -        PINE RIDGE PLAZA, LAWRENCE, KANSAS
                  -        EXPANDING FROM 97,000 TO 260,000 SQUARE FEET
                  -        ADDED KOHL'S DEPARTMENT STORE
         -        CINEMARK THEATER, MELROSE PARK, ILLINOIS
                  -        10-PLEX THEATER IN SUBURBAN CHICAGO
                  -        FORMER BUILDERS SQUARE STORE
                  -        RUBY TUESDAY RESTAURANT OPENED ADJACENT TO THEATER
         -        CINEMARK THEATER, NORTH AURORA, ILLINOIS
                  -        17-PLEX THEATER IN SUBURBAN CHICAGO
                  -        FORMER KMART STORE

                              RE-TENANTING RESULTS

         --       RECENT RE-TENANTING ACTIVITIES
         -        LINCOLN, ILLINOIS
                  -        STAPLES, INC. AND STAGE STORES, INC. ADDED IN FORMER
                           KMART STORE

         -        TOPEKA, KANSAS
                  - HARBOR FREIGHT AND SAV-A-LOT GROCERY ADDED IN FORMER HARDWARE STORE

         -        ARKANSAS CITY, KANSAS
                  -        WESTLAKE ACE HARDWARE ADDED IN FORMER KMART STORE

                               ACQUISITION RESULTS

         --       SUCCESSFUL ACQUISITIONS
         -        13 COMMUNITY SHOPPING CENTERS
                  -       BASED IN MIDWEST
                  -       CREATED LEASING AND OPERATIONAL SYNERGIES
                  -       DIVERSIFIED TENANT BASE
         -        THE SHOPS AT FAIRLANE MEADOWS, DEARBORN, MICHIGAN
                  -       TARGET, MERVYN'S, BEST BUY, KIDS 'R US
                  -       PREMIER SUBURBAN DETROIT RETAIL PROPERTY
         -        CLINTON POINTE SHOPPING CENTER, CLINTON TWNSHP., MICHIGAN
                  -       TARGET, OFFICE MAX, SPORTS AUTHORITY
         -        5 COMMUNITY SHOPPING CENTERS
                  -       ALL ANCHORED BY WAL-MART

                  -       BASED IN MIDWEST


                               FINANCIAL STRENGTH

         --       CONSERVATIVE CAPITAL STRATEGY

         -        OBTAINED LONG-TERM FIXED RATE MORTGAGES

         - REPURCHASED AND RETIRED $11.8 MILLION AGGREGATE PRINCIPLE OF 9 1/2% CONVERTIBLE SUBORDINATED DEBENTURES AT DISCOUNT TO FACE VALUE

         - RAISED $21.5 MILLION OF EQUITY FROM ISSUANCE OF 1.3 MILLION SHARES IN 1998

         -        SALE OF NON-CORE ASSETS AND REDEPLOYMENT OF CAPITAL

                                   THE FUTURE

         --       CONTINUE WITH SUCCESSFUL BUSINESS PLAN


         - REIT MARKET WILL NOT BE OUT OF FAVOR FOREVER AND MALAN IS POISED FOR THE FUTURE


         -        CONTINUE WITH EXECUTION OF SUCCESSFUL STRATEGIES


         - ENGAGEMENT OF PRUDENTIAL SECURITIES TO FURTHER POSITION THE COMPANY FOR ENHANCED SHAREHOLDER VALUE

                              PRUDENTIAL SECURITIES

         --       ENGAGED TO ASSIST IN EVALUATING STRATEGIC ALTERNATIVES
                  - PRUDENTIAL SECURITIES ENGAGED AS FINANCIAL ADVISOR IN THIRD QUARTER OF 1999
                           - ADVISOR TO THE BOARD IN ITS ONGOING EFFORT TO MAXIMIZE SHAREHOLDER VALUE
                  - COMPLETED A REVIEW OF POSSIBLE STRATEGIC ALTERNATIVES IN THE FIRST QUARTER OF 2000
                  -        NOW EXPLORING ALTERNATIVE TRANSACTIONS TO MAXIMIZE
                            SHAREHOLDER VALUE SUCH AS A:
                           -       MERGER WITH ANOTHER PUBLIC REIT
                           -       STRATEGIC ACQUISITION
                           -       STRATEGIC INVESTOR
                           -       SALE OF THE COMPANY

                               KENSINGTON'S PROXY

         -        KENSINGTON LOOKING TO CONTROL BOARD

         -        KENSINGTON PROPOSES NO BUSINESS PLAN

         -        KENSINGTON NOMINESS HAVE NO OPERATING EXPERIENCE
                  IN COMPANY'S BUSINESS

         -        KENSINGTON BOSS KRAMER ACKNOWLEDGES REIT INDUSTRY
                  DOLDRUMS
         -        BOARD OFFERED KENSINGTON ONE SEAT BUT WAS REJECTED
         -        KENSINGTON WANTS NOTHING LESS THAN CONTROL

                         WHAT SHOULD SHAREHOLDERS DO ...
                                   THROW AWAY
                              KENSINGTON GOLD CARD

                                   VOTE MALAN
                                   WHITE PROXY
                                      TODAY